UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

General Motors Financial Company, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Underwriting Agreement.

On May 4, 2017, General Motors Financial Company, Inc. (the “Company”) completed the public offering of $750,000,000 aggregate principal amount of its Floating Rate Notes due 2020 (the “New Notes”), pursuant to an Underwriting Agreement, dated May 4, 2017 (the “Underwriting Agreement”), among the Company, AmeriCredit Financial Services, Inc. and TD Securities (USA) LLC (the “Underwriter”). The New Notes are the same series as the $750,000,000 Floating Rate Notes due 2020 (the “Existing Notes” and, together with the New Notes, the “Notes”) that the Company issued on April 13, 2017. The New Notes have the same terms (except for the initial price to public and the issue date) as the Existing Notes. The New Notes were consolidated with, have the same CUSIP number as, and form part of a single issue with the Existing Notes. Immediately after giving effect to the issuance of the New Notes offered hereby, GM Financial had $1,500,000,000 aggregate principal amount of Notes outstanding. The Notes are guaranteed by the Company’s principal United States operating subsidiary, AmeriCredit Financial Services, Inc. (the “Guarantor”).

The Company estimates that the net proceeds of the offering of the New Notes will be approximately $750 million, after deducting the Underwriter’s discounts and commissions and the estimated expenses of the offering. The net proceeds from the offering will be added to the Company’s general funds and will be available for general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and the Guarantor, customary conditions to closing, other obligations of the parties and termination provisions. Additionally, the Company and the Guarantor have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933 (the “Securities Act”), or to contribute to payments the Underwriter may be required to make because of any of those liabilities.

The foregoing description is a brief summary of the Underwriting Agreement and does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Notes were sold pursuant to a shelf registration statement on Form S-3 (File No. 333-206678) as filed with the Securities and Exchange Commission (the “SEC”) on August 31, 2015, and automatically effective on August 31, 2015. A prospectus supplement dated May 4, 2017 relating to the New Notes and supplementing the prospectus dated August 31, 2015 was filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act. The legal opinion of Hunton & Williams LLP related to the offering of the New Notes pursuant to the Registration Statement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Indenture; Supplemental Indentures

The Company issued the New Notes pursuant to the Indenture, dated October 13, 2015 (the “Base Indenture”), by and between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented with respect to the New Notes by the Nineteenth Supplemental Indenture, dated May 9, 2017 (the “Supplemental Indenture”), by and among the Company, the Guarantor and the Trustee.

The Notes will bear interest at a rate, reset quarterly, equal to three-month LIBOR plus 0.930%. Interest will accrue on the Notes from April 13, 2017 and the Company will pay interest on the Notes quarterly on January 13, April 13, July 13 and October 13 of each year, beginning on July 13, 2017. The Notes will mature on April 13, 2020.

The Company may not redeem the Notes prior to maturity.

The Indenture contains covenants that limit the Company’s ability to sell all or substantially all of its assets or merge or consolidate with or into other companies and that provide that the Company and certain of its subsidiaries may not grant liens to other creditors, unless the Notes are secured by liens on an equal and ratable basis to those granted to such other creditors.

The Indenture provides for customary events of default, including nonpayment, failure to comply with covenants or other agreements in the Indenture, any subsidiary guarantee shall cease to be in full force and effect or any guarantor shall deny or disaffirm its obligations under its subsidiary guarantee, and certain events of bankruptcy or insolvency. If any event of default occurs and is continuing with respect to a series of Notes, the trustee or the holders of at least 25% in principal amount of the then outstanding Notes of such series may declare all of the Notes of such series to be due and payable immediately.

Copies of the Base Indenture and the Supplemental Indenture are attached as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing description is a brief summary of the Indenture and does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by the terms of the Indenture.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 4, 2017, by and among General Motors Financial Company, Inc., AmeriCredit Financial Services, Inc., as guarantor, and TD Securities (USA) LLC, as underwriter, in connection with the offer and sale of $750,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2020.

4.1	Indenture, dated October 13, 2015, by and between General Motors Financial Company, Inc. and Wells Fargo Bank, National Association, as trustee, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated October 13, 2015, and incorporated by reference herein.

4.2	Nineteenth Supplemental Indenture, dated May 9, 2017, by and among General Motors Financial Company, Inc., AmeriCredit Financial Services, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee, with respect to the Floating Rate Notes due 2020.

4.3	Form of Global Note for General Motors Financial Company, Inc.’s Floating Rate Notes due 2020 (included in Exhibit 4.2).

5.1	Opinion of Hunton & Williams LLP.

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: May 9, 2017	By:	/s/ Chris A. Choate
Chris A. Choate
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 4, 2017, by and among General Motors Financial Company, Inc., AmeriCredit Financial Services, Inc., as guarantor, and TD Securities (USA) LLC, as underwriter, in connection with the offer and sale of $750,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2020.

4.1	Indenture, dated October 13, 2015, by and between General Motors Financial Company, Inc. and Wells Fargo Bank, National Association, as trustee, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated October 13, 2015, and incorporated by reference herein.

4.2	Nineteenth Supplemental Indenture, dated May 9, 2017, by and among General Motors Financial Company, Inc., AmeriCredit Financial Services, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee, with respect to the Floating Rate Notes due 2020.

4.3	Form of Global Note for General Motors Financial Company, Inc.’s Floating Rate Notes due 2020 (included in Exhibit 4.2).

5.1	Opinion of Hunton & Williams LLP.

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1).